SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 4, 2003

AMIS Holdings, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	021-46008	33-0918993

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 BUCKSKIN ROAD, POCATELLO, IDAHO	83201

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(208) 233-4690

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Exhibits
Item 12. Regulation FD Disclosure
SIGNATURE
EXHIBIT 99.1

Item 7. Exhibits

(99.1)	Press Release dated August 4, 2003

Item 12. Regulation FD Disclosure

On August 4, 2003, AMIS Holdings, Inc. issued a press release announcing its financial results as of and for the three and six months ended June 28, 2003. The press release is filed as an exhibit to this Current Report on Form 8-K and the contents of the exhibit are included herein by reference.

The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into AMIS Holdings, Inc.’s filings with the SEC under the Securities Act of 1933 and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2003	By:	/s/ Brent D. Jensen

Brent D. Jensen
Chief Financial Officer

Exhibit Index

(99.1)	Press Release dated August 4, 2003